SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JULY 19, 2001
                                                       ----------------


                             NTL COMMUNICATIONS CORP.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                     0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of               File Number)              Identification No.)
 Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On July 19, 2001, NTL  Communications  Corp.  announced it has extended its exchange offer for its 12-3/8% Senior Notes due 2008 to June 23, 2001.


99.1       Press release, issued July 19, 2001

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                        General Counsel


Dated: July 19, 2001

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued July 19, 2001

                                                                    Exhibit 99.1
[NTL Logo]

For Immediate Release

                        NTL COMMUNICATIONS CORP. EXTENDS
              EXCHANGE OFFER FOR ITS 12-3/8% SENIOR NOTES DUE 2008
              ----------------------------------------------------

     New York, New York, (July 19, 2001) - NTL Communications Corp. (a subsidiary of NTL Incorporated) (NYSE: NLI; and Nasdaq Europe: NTLI) has extended its offer to the holders of all of its issued and outstanding 12-3/8% Senior Notes due 2008, to exchange such notes for a like principal amount at maturity of its 12-3/8% Senior Notes due 2008, which have been registered under the United States Securities Act of 1933, as amended. The exchange offer, originally scheduled to expire at 5:00 p.m., New York City time, on Wednesday, July 18, 2001 will expire at 5:00 p.m., New York City time, on July 23, 2001, unless extended. All other terms, provisions and conditions contained in the exchange offer will remain in full force and effect.

     The Chase Manhattan Bank is acting as exchange agent for the exchange offer. Requests for assistance or documents should be directed to Chase Manhattan Bank in New York at 212-638-0828, in London at +44-207-777-5550 or in Luxembourg at +352-46-85236.

                                   * * * * * *
For more information please contact:

In the U.S.:
Richard J. Lubasch, Executive Vice President - General Counsel
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com

The Abernathy MacGregor Group  - Winnie Lerner, (001) 212 371 5999

In the UK:
Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662 / 07788 186154
Malcolm Padley, Media Relations, +44 (0)1256 753408 / 07788 978199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)207 466 5000

Investor Relations:
Virginia McMullan, +44 (0)207 909 2144,
  or via e-mail at investorrelations@ntl.com